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                                                                    EXHIBIT 10.9


                           CONSENT TO AMENDMENT TO THE
                          REGISTRATION RIGHTS AGREEMENT


         Reference is hereby made to (i) that certain Registration Rights Agreement made and entered into as of the 14th day of August, 1998, as amended by that certain First Amendment to the Registration Rights Agreement made and entered into as of the 15th day of December, 1998 by and among Bargo Energy Company, a Texas corporation and successor by merger to Future Petroleum Corporation, a Utah corporation (the "Company"), BER Partnership L.P., a Texas limited partnership, TJG Investments, Inc., a Texas corporation, BEC Partnership, a Texas general partnership, Tim J. Goff, Thomas Barrow, James E. Sowell, and BOC Operating Corporation, a Texas corporation (as amended, the "Bargo Registration Rights Agreement"), and (ii) that certain Registration Rights Agreement made and entered into as of the 14th day of August, 1998, as amended by that certain First Amendment to Registration Rights Agreement made and entered into as of the 15th day of December, 1998 by and among the Company, Carl Price, Don Wm. Reynolds, Christie Price, Robert Price and Charles D. Laudeman (as amended, the "Price Registration Rights Agreement").

                                    RECITALS:

         A. The Company, Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), and EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), entered into a Registration Rights Agreement on August 14, 1998, as amended by a First Amendment to the Registration Rights Agreement dated December 15, 1998 and a Second Amendment to the Registration Rights Agreement dated May 14, 1999 (as amended, the "EnCap Registration Rights Agreement"), covering shares of Common Stock (as defined in the EnCap Registration Rights Agreement") issued to Energy PLC and EnCap LP and the New Common Shares (as defined in the EnCap Registration Rights Agreement) issued to Energy PLC, EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership, BOCP Energy Partners, L.P., a Texas limited partnership, EnCap Energy Capital Fund III, L.P., a Texas limited partnership, Kayne Anderson Energy Fund, L.P., a Delaware limited partnership, BancAmerica Capital Investors SBIC I, L.P., a Delaware limited partnership, Eos Partners, L.P., a Delaware limited partnership, Eos Partners SBIC, L.P., a Delaware limited partnership, Eos Partners SBIC II, L.P., a Delaware limited partnership, and SGC Partners II LLC, a Delaware limited liability company (collectively, the "Investors");

         B. Bankers Trust Company, a New York banking corporation ("Bankers Trust") is a party, along with the Company, the lenders and agents signatory thereto, to that certain Credit Agreement dated on or about March 30, 2000, and Tranche B Term Loan (as defined in the Credit Agreement) pursuant to which upon conversion of the Tranche B Term Loan Bankers Trust will be issued shares of Common Stock (the "Tranche B Common Shares");

         C. The Investors are parties along with the Company to that certain Subscription Agreement dated on or about March 30, 2000, pursuant to which the Investors have subscribed to purchase shares of common stock ("Subscription Common Shares");


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         D. The parties to the EnCap Registration Rights Agreement desire to amend such agreement to cover the Subscription Common Shares and the Tranche B Common Shares upon their issuance and to make certain other changes; and

         E. The parties to this Consent desire to consent to and permit such amendments to the EnCap Registration Rights Agreement.

         NOW, THEREFORE, the undersigned consent to the above-referenced amendment to the EnCap Registration Rights Agreement, as evidenced by that certain Third Amendment to the Registration Rights Agreement among the Company, the Investors and Bankers Trust.

         This Consent may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

                           [Signature page to follow]


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         IN WITNESS WHEREOF, the parties hereto have executed this Consent effective March ___, 2000.



                            TJG INVESTMENTS, INC.



                            By:
                               -------------------------------------
                               Tim J. Goff
                               President

                            BEC PARTNERSHIP



                            By:
                               -------------------------------------
                               Tim J. Goff
                               Manager

                            BER PARTNERSHIP L.P.
                            By: Bargo Operating Company, Inc., General Partner



                            By:
                               -------------------------------------
                               Tim J. Goff
                               President

                            BOC OPERATING CORPORATION



                            By:
                               -------------------------------------
                               Tim J. Goff
                               President



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------------------------------------
Tim J. Goff



------------------------------------
Thomas Barrow



------------------------------------
James E. Sowell



------------------------------------
Carl Price



------------------------------------
Don Wm. Reynolds



------------------------------------
Christie Price



------------------------------------
Robert Price



------------------------------------
Charles D. Laudeman